Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT, U.S. PLEDGE AND

SECURITY AGREEMENT AND CANADIAN PLEDGE AND SECURITY

AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT, U.S. PLEDGE AND SECURITY AGREEMENT AND CANADIAN SECURITY AGREEMENT, dated as of July 22, 2009 (this “Amendment”), among COTT CORPORATION CORPORATION COTT, a corporation organized under the laws of Canada, COTT BEVERAGES INC., a Georgia corporation, and COTT BEVERAGES LIMITED, a company organized under the laws of England and Wales, as Borrowers, the other Loan Parties party hereto, the Lenders party hereto, JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as UK Security Trustee, JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as Administrative Agent and Administrative Collateral Agent, and GENERAL ELECTRIC CAPITAL CORPORATION (“GE”), as Co-Collateral Agent. Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS the Borrowers, the other Loan Parties party thereto, the Lenders party thereto, JPMorgan, as Administrative Agent and Administrative Collateral Agent and GE, as Co-Collateral Agent, have entered into that certain Credit Agreement, dated as of March 31, 2008 (as amended, supplemented or modified, the “Credit Agreement”);

WHEREAS, the U.S. Borrower, the other Loan Parties party thereto, and JPMorgan, in its capacity as Administrative Collateral Agent for the ratable benefit of the Secured Parties, have entered into that certain U.S. Pledge and Security Agreement, dated as of March 31, 2008 (as amended, supplemented or modified, the “U.S. Security Agreement”);

WHEREAS, the Company, the other Loan Parties party thereto and JPMorgan, in its capacity as Administrative Collateral Agent for the ratable benefit of the Secured Parties, have entered into that certain Canadian Pledge and Security Agreement, dated as of March 31, 2008 (as amended, supplemented or modified, the “Canadian Security Agreement”);

WHEREAS, the Borrowers, the Lenders party hereto, the Administrative Agent, the Administrative Collateral Agent and the Co-Collateral Agent desire to amend the Credit Agreement as provided for herein on the terms and subject to the conditions set forth herein;

WHEREAS, the U.S. Borrower, the other Loan Parties party hereto and the Administrative Collateral Agent, for the benefit of the Administrative Agent, the Collateral Agents and the Lenders party hereto, desire to amend the U.S. Security Agreement as provided for herein on the terms and subject to the conditions set forth herein; and

FIRST AMENDMENT TO

COTT CREDIT AGREEMENT,

U.S. SECURITY AGREEMENT AND

CANADIAN SECURITY AGREEMENT

WHEREAS, the Company, the other Loan Parties party hereto, and the Administrative Collateral Agent, for the benefit of Administrative Collateral Agent and the Lenders party hereto, desire to amend the Canadian Security Agreement as provided for herein on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

ARTICLE I

AMENDMENTS

Section 1.1 Amendments to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:

(a) The definition of the term “Alternate Base Rate” is hereby amended in its entirety to read as follows:

“Alternate Base Rate” shall mean, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus  1/2 of 1% and (c) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%, provided that, for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be based on the rate appearing on the Reuters Screen LIBOR01 Page (or on any successor or substitute page) at approximately 11:00 a.m. London time on such day (without any rounding). Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.

(b) The definition of the term “Applicable Commitment Fee Rate” is hereby amended in its entirety to read as follows:

“Applicable Commitment Fee Rate” means, for any day, with respect to the commitment fees payable hereunder, 0.50% per annum.

(c) The definition of the term “Applicable Rate” is hereby amended in its entirety to read as follows:

“Applicable Rate” means, for any day, with respect to any ABR Loan, Canadian Prime Loan, Eurodollar Loan, CDOR Loan, or Overnight LIBO Loan, as the case may be, the applicable rate per annum set forth below under the caption “ABR Spread”, “Canadian Prime Spread”, “Eurodollar Spread”, “CDOR Spread” or “Overnight LIBO Spread”, as the case may be, based upon the Borrowers’ Average Aggregate Availability during the most recent fiscal quarter of the Borrowers.

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U.S. SECURITY AGREEMENT AND

CANADIAN SECURITY AGREEMENT

Average Aggregate Availability	ABR Spread	Canadian Prime Spread	Eurodollar Spread	CDOR Spread	Overnight LIBO Spread
Category 1 > $150,000,000	2.25%	2.25%	3.25%	3.25%	3.25%

Category 2 ≤$150,000,000 but > $75,000,000	2.50%	2.50%	3.50%	3.50%	3.50%

Category 3 ≤ $75,000,000	2.75%	2.75%	3.75%	3.75%	3.75%

For purposes of the foregoing, (a) the Applicable Rate shall be determined as of the end of each fiscal quarter of the Borrowers based upon the Borrowers’ Aggregate Borrowing Base Certificates delivered from time to time pursuant to Section 5.01 and outstanding during such fiscal quarter and (b) each change in the Applicable Rate resulting from a change in the Borrowers’ Average Aggregate Availability shall be effective on the first day of the next fiscal quarter, provided that the Average Aggregate Availability for purposes of determining the Applicable Rate shall be deemed to be in Category 3 (A) at any time that an Event of Default has occurred and is continuing or (B) at the option of the Administrative Agent or at the request of the Required Lenders if the Borrowers fail to deliver the Borrowing Base Certificates required to be delivered by them pursuant to Section 5.01, during the period from the expiration of the time for delivery thereof until such Borrowing Base Certificates are delivered.

(d) The definition of the term “Commitment” is amended to delete the last two sentences thereof and replace them with the following:

“The amount of each Lender’s Commitment on the First Amendment Effective Date is set forth on the Commitment Schedule, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable. The aggregate amount of the Lenders’ Commitments as of the First Amendment Effective Date is $225,000,000.”

(e) The definition of the term “Fixed Charges” is hereby amended by inserting the following subsection before “all calculated for the Company and its Subsidiaries on a consolidated basis”:

“plus (g) any payments by the Company or its Subsidiaries related to any redemption or purchase of the Senior Subordinated Notes pursuant to Section 6.09(b)(x),”

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CANADIAN SECURITY AGREEMENT

(f) The definition of the term “Maturity Date” is hereby amended in its entirety to read as follows:

“Maturity Date” means March 31, 2013 or any earlier date on which the Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof; provided that if the Senior Subordinated Notes have not been extended, renewed, or replaced in accordance with the terms of this Agreement, in each case with a maturity date that is later than September 30, 2013, the Maturity Date shall mean June 14, 2011 or any earlier date on which the Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof.

(g) The definition of the term “Senior Subordinated Note Documents” is hereby amended in its entirety to read as follows:

“Senior Subordinated Note Documents” means (i) for purposes of the definition of the term “Maturity Date”, Section 6.01(c) and Section 6.04(n), Original Senior Subordinated Note Documents and (ii) for all other purposes, Original Senior Subordinated Note Documents and all Refinancing Documents, as applicable.”

(h) The definition of the term “Senior Subordinated Note Agreement” is hereby amended in its entirety to read as follows:

“Senior Subordinated Note Agreement” means (i) for purposes of the definition of the term “Maturity Date”, Section 6.01(c) and Section 6.04(n), the Original Senior Subordinated Note Agreement and (ii) for all other purposes, Original Senior Subordinated Note Agreement and all relevant Refinancing Documents, as applicable.”

(i) The following new definitions are added in appropriate alphabetical order:

“Defaulting Lender” means any Lender, as determined by the Administrative Agent, that has (a) failed to fund any portion of its Loans or participations in Letters of Credit or Swingline Loans within three Business Days of the date required to be funded by it hereunder, unless the conditions to such Loans or participations in Letters of Credit or Swingline Loans are the subject of a good faith dispute, (b) notified the Company, the Administrative Agent, any Issuing Bank, any Swingline Lender or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it commits to extend credit, (c) failed, within three Business Days after request by the

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Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans, (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, or (e) (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment.

“Disqualified Equity Interests” means all Equity Interests which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to March 31, 2014, (b) is convertible into or exchangeable for (i) debt securities or (ii) any Equity Interests referred to in (a) above, in each case at any time on or prior to March 31, 2014, or (c) contains any repurchase obligation which may come into effect prior to payment in full of all Obligations.

“Disqualified Payables” means (i) trade payables of the U.S. Borrower which have been unpaid for more than 60 days after the due date thereof and (ii) trade payables of the U.K. Borrower and the Canadian Borrower which remain unpaid for a period in excess of the historic payables practice of such Borrower, in each case, as determined by the Agent in its Permitted Discretion and excluding trade payables being contested or disputed by the Borrower in good faith.

“First Amendment” means the First Amendment to Credit Agreement, dated as of July 22, 2009, among the Borrowers, the other Loan Parties party thereto, the Lenders party thereto, the UK Security Trustee, the Administrative Agent, the Administrative Collateral Agent and the Co-Collateral Agent.

“First Amendment Effective Date” means the Effective Date, as such term is defined in the First Amendment.

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CANADIAN SECURITY AGREEMENT

“Original Senior Subordinated Note Documents” means the Senior Subordinated Note Agreement and all documents relating thereto or executed in connection therewith.

“Original Senior Subordinated Note Agreement” means that certain Indenture dated as of December 21, 2001 among the U.S. Borrower, as issuer, the Company and each Subsidiary of the Company party thereto, as guarantors and HSBC Bank USA, as trustee.

“Qualified Equity Interests” means all Equity Interests other than Disqualified Equity Interests.

“Refinancing Indebtedness” means any Indebtedness incurred under Section 6.01(p) which refinances the Senior Subordinated Notes.

“Refinancing Documents” means all documents and agreements governing, securing or evidencing any Refinancing Indebtedness.

“Swingline Exposure” shall mean, at any time, the sum of the aggregate undrawn amount of all outstanding Swingline Loans at such time. The Swingline Exposure of any Lender at any time shall be its Commitment Percentage of the total Swingline Exposure at such time.”

Section 1.2 Reduction of the PP&E Component. From and after the Effective Date, the amount of the then effective PP&E Component shall be reduced by $5,000,000.

Section 1.3 Amendment to Section 2.11(c). Section 2.11(c) of the Credit Agreement is hereby amended by (A) replacing the word “and” after the text “exceeds $1,000,000” at the end of clause (1) of the first proviso thereof with a comma, (B) adding the word “and” following the second proviso of such Section and (C) inserting the following subsection at the end of such Section:

“(3) in the case of any event described in clause (c) of the definition of the term “Prepayment Event” arising from the issuance of any Qualified Equity Interests, if the Borrower Representative shall deliver to the Administrative Agent a certificate of a Financial Officer to the effect that the Loan Parties intend to apply the Net Proceeds to voluntarily redeem and/or purchase Senior Subordinated Notes to the extent then permitted pursuant to Section 6.09(b)(xi) hereof and certifying that no Default or Event of Default has occurred and is continuing, then (i) so long as full cash dominion is not in effect, no prepayment shall be required for 3 Business Days pursuant to this paragraph in respect of the Net Proceeds specified in such certificate, or (ii) if full cash dominion is in effect, such Net Proceeds shall be applied

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by the Administrative Agent to reduce the outstanding principal balance of the Revolving Loans (without a permanent reduction of the Commitment) or (iii) 3 Business Days after receipt of such Net Proceeds-to the extent that such Net Cash Proceeds shall not have then been used to redeem or repurchase the Senior Subordinated Notes pursuant to Section 6.09 (b)(xi), such Net Proceeds shall be applied by the Administrative Agent (other than any portion of Net Proceeds which would cause the aggregate UK Revolving Loans to be reduced below $10,000,000) to reduce the outstanding principal balance of the Revolving Loans (without a permanent reduction of the Commitment). For purposes of this Section 2.11(c) the Senior Subordinated Notes shall be deemed to be “redeemed” at the time that a Borrower or Restricted Subsidiary deposits with the trustee under the Senior Subordinated Note Agreement the funds sufficient to redeem the applicable Senior Subordinated Notes.”

Section 1.4 Amendments to Section 2.19. The introductory paragraph to Section 2.19 of the Credit Agreement is hereby amended in its entirety to read as follows:

“If any Lender requests compensation under Section 2.15, or if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or with respect to clause (b) below, if any Lender becomes a Defaulting Lender, then:”

Section 1.5 Amendments to Section 2.19(b). Section 2.19(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

“(b) the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent (and if a Commitment is being assigned, each Issuing Bank), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.”

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U.S. SECURITY AGREEMENT AND

CANADIAN SECURITY AGREEMENT

Section 1.6 Amendment to Article II. A new Section 2.21 of the Credit Agreement is hereby added at the end of Article II to read as follows:

“Section 2.21. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a) the commitment fee payable pursuant to Section 2.12(a) shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender;

(b) the Commitment and Revolving Exposure of such Defaulting Lender shall not be included in determining whether all Lenders or the Required Lenders have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 9.02), provided that any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender which affects such Defaulting Lender differently than other affected Lenders (other than as a result of such Defaulting Lender having a greater or lesser Revolving Exposure or Commitment than other affected Lenders) shall require the consent of such Defaulting Lender;

(c) if any Swingline Exposure or LC Exposure exists at the time a Lender becomes a Defaulting Lender then:

(i) all or any part of such Swingline Exposure and LC Exposure shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages but only to the extent (x) the sum of all non-Defaulting Lenders’ Revolving Credit Exposures plus such Defaulting Lender’s Swingline Exposure and LC Exposure does not exceed the total of all non-Defaulting Lenders’ Commitments and (y) the conditions set forth in Section 4.02 are satisfied at such time;

(ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, at the request of the Administrative Agent, the Borrowers shall within one Business Day following notice by the Administrative Agent (x) first, prepay such Swingline Exposure and (y) second, cash collateralize such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.06(j) for so long as such LC Exposure is outstanding;

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(iii) if the Borrowers cash collateralize any portion of such Defaulting Lender’s LC Exposure pursuant to Section 2.21(c), the Borrower shall not be required to pay any fees pursuant to Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure during the period such Defaulting Lender’s LC Exposure is cash collateralized;

(iv) if the LC Exposure of the non-Defaulting Lenders is reallocated pursuant to Section 2.21(c), then the fees payable to the Lenders pursuant to Section 2.12(a) and Section 2.12(b) shall be adjusted in accordance with such non-Defaulting Lenders’ Applicable Percentages; or

(v) if any Defaulting Lender’s LC Exposure is neither cash collateralized nor reallocated pursuant to Section 2.21(c), then, without prejudice to any rights or remedies of each Issuing Bank or any Lender hereunder, all facility fees that otherwise would have been payable to such Defaulting Lender (solely with respect to the portion of such Defaulting Lender’s Commitment that was utilized by such LC Exposure) and letter of credit fees payable under Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to each Issuing Bank until such LC Exposure is cash collateralized and/or reallocated;

(d) so long as any Lender is a Defaulting Lender, no Issuing Bank shall be required to issue, amend or increase any Letter of Credit, unless it is satisfied that 100% of the related exposure will be covered by the Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Borrowers in accordance with Section 2.21(c) or pursuant to Section 2.21(e)(iii) or such other arrangements that are satisfactory to such Issuing Bank; and

(e) in the event and on the date that each of the Administrative Agent, the Borrower, each Issuing Bank and each Swingline Lender agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swingline Exposure and LC Exposure of the other Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders (other than Swingline Loans) as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable Percentage.”

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U.S. SECURITY AGREEMENT AND

CANADIAN SECURITY AGREEMENT

Section 1.7 Amendment to Section 5.02(e). Section 5.02(e) of the Credit Agreement is hereby amended in its entirety to read as follows:

“(e) notwithstanding the forgoing, the Borrower will, within 5 Business Days, furnish to the Administrative Agent written notice of the fact that a Loan Party has entered into a Swap Agreement or an amendment to a Swap Agreement, together with a description (including nature and amount) of the terms of such Swap Agreement or amendment, as the case may be;”

Section 1.8 Amendment to Section 6.01. Section 6.01 of the Credit Agreement is hereby amended by (A) deleting the word “and” as it appears at the end of subsection (n) thereof, (B) deleting the period at the end of subsection (o) thereof and replacing it with “; and” and (C) inserting the following subsection at the end of such Section:

“(p) Indebtedness incurred from time to time to purchase or redeem all or a portion of the Senior Subordinated Notes; provided that, (i) the terms and conditions (including the interest rate, defaults and the covenants) of such Indebtedness shall be consistent in all respects with the terms and conditions commonly found in similar types of indebtedness transactions at the time such Indebtedness is incurred, as determined by the Administrative Agent in its reasonable discretion (provided that the financial maintenance covenants and such other covenants and defaults as may be determined by the Administrative Agent in its Permitted Discretion with respect to any such Indebtedness shall not be more restrictive on any obligor thereof than the covenants contained in this Agreement, including the financial covenants contained in Section 6.13 hereof, it being understood that such Indebtedness may contain usual and customary incurrence tests reasonably satisfactory to the Administrative Agent), (ii) such Indebtedness shall not mature prior to April 1, 2014 and no scheduled principal payments and no excess cash flow payments shall be required to be made under the terms of such Indebtedness prior to the termination of the Commitments and the payment in full of the Loans and other Obligations then due and payable, (iii) if any Loan Party or any Restricted Subsidiary grants a Lien on any of its property or assets to secure any such Indebtedness, then the Liens securing any such Indebtedness shall be contractually subordinated to the Liens securing the Secured Obligations pursuant to an intercreditor agreement in form and substance acceptable to the Administrative Agent and the Required Lenders, (iv) no Default or Event of Default shall have occurred and be continuing or would result after giving effect to such Indebtedness or the application of the proceeds thereof, (v) the Borrowers shall have Aggregate Availability (at such time and after giving effect to the incurrence of such Indebtedness and the application of the proceeds thereof) of at least $75,000,000, (vi) the Fixed Charge Coverage Ratio,

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determined as of the last day of the most recent fiscal quarter for which financial statements have been or should have been delivered pursuant to Section 5.01(a) or (b), for the period of four consecutive fiscal quarters ending on such last day, prepared on a pro forma basis, shall be no less than 1.25 to 1.0, (vii) the Net Proceeds of such Indebtedness are applied concurrently to voluntarily purchase some or all of the Senior Subordinated Notes or voluntarily redeem some or all of the Senior Subordinated Notes in accordance with the Senior Subordinated Note Agreement and (viii) the terms and conditions of such Indebtedness shall not violate the terms and conditions of the Senior Subordinated Note Agreement. For the avoidance of doubt, but subject to the conditions listed in the preceding proviso, all or a portion of such Indebtedness may be incurred in connection with a debt exchange with Senior Subordinated Notes. For purposes of this Section 6.01(p), the Senior Subordinated Notes shall be deemed to be “redeemed” at the time that a Borrower or Restricted Subsidiary deposits with the trustee under the Senior Subordinated Note Agreement the funds sufficient to redeem the applicable Senior Subordinated Notes;”

Section 1.9 Amendment to Section 6.02. Section 6.02 of the Credit Agreement is hereby amended by (A) deleting the word “and” as it appears at the end of subsection (k) thereof, (B) deleting the period at the end of subsection (l) thereof and replacing it with “; and” and (C) inserting the following subsection before the last paragraph of such Section:

“(m) Liens securing Indebtedness permitted by Section 6.01(p); provided that such Liens are subject to an intercreditor agreement in form and substance acceptable to the Administrative Agent and the Required Lenders;”

Section 1.10 Amendment to Section 6.04(n). Section 6.04(n) of the Credit Agreement is hereby amended in its entirety to read as follows:

“(n) investments in the form of redemptions or purchases of the Senior Subordinated Notes permitted by Section 6.09(b)(vii) and Sections 6.09(b)(ix) through 6.09(b)(xiv);”

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Section 1.11 Amendments to Section 6.09(b). Section 6.09(b) of the Credit Agreement is hereby amended by (A) deleting the word “and” after clause (vii) thereof, (B) deleting the period after clause (viii), and replacing it with a semicolon, and (C) inserting the following subsections at the end of such Section:

“(ix) the Company or any of its Restricted Subsidiaries may, from time to time, voluntarily redeem some or all of the Senior Subordinated Notes in accordance with the Senior Subordinated Note Agreement and/or voluntarily purchase such Senior Subordinated Notes from one or more holders thereof during the term of this Agreement as long as (A) no Default or Event of Default has occurred and is continuing or would result after giving effect to such repurchase, (B) the Borrowers have Aggregate Availability minus Disqualified Payables of at least $100,000,000 after giving effect to such payment, (C) the Fixed Charge Coverage Ratio, determined as of the last day of the most recent fiscal quarter for which financial statements have been or should have been delivered pursuant to Section 5.01(a) or (b), for the period of four consecutive fiscal quarters ending on such last day on a pro forma basis, is no less than 1.25 to 1.0; and (D) no Loans (other than UK Revolving Loans in a principal amount not to exceed $10,000,000) are outstanding after giving effect to such payment;

(x) the Company or any of its Restricted Subsidiaries may, from time to time, voluntarily redeem some or all of the Senior Subordinated Notes in accordance with the Senior Subordinated Note Agreement and/or voluntarily purchase such Senior Subordinated Notes from one or more holders thereof in an aggregate amount not exceeding $45,000,000 during the term of this Agreement as long as (A) no Default or Event of Default has occurred and is continuing or would result after giving effect to such repurchase, (B) the Borrowers have Aggregate Availability minus Disqualified Payables of at least $100,000,000 after giving effect to such payment and (C) the Fixed Charge Coverage Ratio, determined as of the last day of the most recent fiscal quarter for which financial statements have been or should have been delivered pursuant to Section 4.01(b) or Section 5.01(a) or (b), for the period of four consecutive fiscal quarters ending on such last day prepared on a pro forma basis giving effect to such payment, is no less than 1.25 to 1.0;

(xi) if Net Proceeds are received by or on behalf of the Company in respect of any event described in clause (c) of the definition of the term “Prepayment Event” with respect to Qualified Equity Interests, the Company or any of its Restricted Subsidiaries may, from time to time, use such Net Proceeds (or, to the extent such Net Proceeds were previously applied to repay the Revolving Loans in accordance with Section 2.11(c), use Revolving Loans in an amount equal to the Net Proceeds so prepaid) to voluntarily redeem some or all of the Senior Subordinated Notes in accordance with the Senior Subordinated Note Agreement and/or voluntarily purchase all or part the Senior Subordinated Notes from one or more holders thereof during the term of this Agreement as long as (A) no Default or Event of Default has occurred and is continuing or would result

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after giving effect to such repurchase, (B) the Borrowers have Aggregate Availability minus Disqualified Payables of at least $75,000,000 after giving effect to such payment and (C) the Fixed Charge Coverage Ratio, determined as of the last day of the most recent fiscal quarter for which financial statements have been or should have been delivered pursuant to Section 5.01(a) or (b), for the period of four consecutive fiscal quarters ending on such last day on a pro forma basis, is no less than 1.25 to 1.0;

(xii) the Company or any of its Restricted Subsidiaries may, from time to time, voluntarily redeem some or all of the Senior Subordinated Notes in accordance with the Senior Subordinated Note Agreement and/or voluntarily purchase such Senior Subordinated Notes from one or more holders thereof with the proceeds of any Indebtedness incurred under Section 6.01(p) hereof. For the avoidance of doubt, but subject to the conditions listed in Section 6.01(p) hereof, all or a portion of such Indebtedness may be incurred in connection with a debt exchange with Senior Subordinated Notes;

(xiii) the Company or any of its Restricted Subsidiaries may, from time to time, exchange any Qualified Equity Interests for all or part the Senior Subordinated Notes during the term of this Agreement as long as (A) no Default or Event of Default has occurred and is continuing or would result after giving effect to such exchange, (B) the Borrowers have Aggregate Availability minus Disqualified Payables of at least $75,000,000 after giving effect to such exchange and (C) the Fixed Charge Coverage Ratio, determined as of the last day of the most recent fiscal quarter for which financial statements have been or should have been delivered pursuant to Section 5.01(a) or (b), for the period of four consecutive fiscal quarters ending on such last day on a pro forma basis, is no less than 1.25 to 1.0; and

(xiv) the Company or any of its Restricted Subsidiaries may, from time to time, prepay any Indebtedness outstanding in connection with the Sidel Water Sale and Leaseback Transaction (the “Sidel Prepayment Amount”) during the term of this Agreement as long as the Company delivers a certificate by a Financial Officer stating the Sidel Prepayment Amount and attesting that the Sidel Prepayment Amount is equal to or less than the value of (i) the Letters of Credit issued for the benefit of General Electric Capital Corporation (“GECC”) that GECC in its capacity as lessor will return for cancellation and/or (ii) cash collateral that GECC in its capacity as lessor will release, in each case, in connection with such prepayment;

FIRST AMENDMENT TO

COTT CREDIT AGREEMENT,

U.S. SECURITY AGREEMENT AND

CANADIAN SECURITY AGREEMENT

provided that, in connection with any redemptions, purchases or exchanges under Section 6.09(b)(vii) and Sections 6.09(b)(ix) through 6.09(b)(xiv), in each case, the Administrative Agent shall have received a certificate, signed by the chief financial officer of the Company, on behalf of the Company, (i) stating the nature, the amount and the date of the payment, exchange or distribution, (ii) certifying that the Company and/or each applicable Restricted Subsidiary has complied with the terms and conditions contained in the applicable subsection of 6.09(b), (iii) stating that the proposed transaction documents do not violate the terms and conditions of the Senior Subordinated Note Agreement and (iv) setting forth the calculation of the Disqualified Payables.

For purposes of this Section 6.09(b) the Senior Subordinated Notes shall be deemed to be “redeemed” at the time that a Borrower or Restricted Subsidiary deposits with the trustee under the Senior Subordinated Note Agreement the funds sufficient to redeem the applicable Senior Subordinated Notes.”

Section 1.12 Amendment to Section 6.12. The last sentence of Section 6.12 of the Credit Agreement is hereby amended in its entirety as follows:

“This Section 6.12 shall not prohibit the refinancing of any or all of the Senior Subordinated Note Documents (including any amendments, modifications or supplements in connection therewith) to the extent permitted by Section 6.01(f), Section 6.01(p) and Section 6.09.”

Section 1.13 Amendment to Section 9.02. Section 9.02 of the Credit Agreement is hereby amended by deleting the period at the end of the first sentence of subsection (b) thereof, and replacing it with the following:

“(it being understood that any change to Section 2.21 shall require the consent of the Administrative Agent, each Swingline Lender and each Issuing Bank).”

Section 1.14 Amendment to Commitment Schedule. The Commitment Schedule is hereby amended in its entirety as set forth in Schedule I attached hereto.

Section 1.15 Amendment to Section 4.15 of the U.S. Security Agreement. The second sentence of Section 4.15 of the U.S. Security Agreement is hereby amended by adding the following at the end thereof:

“except that such Grantor may change its fiscal year to end on the Saturday that is closest to the last day of the calendar year.”

FIRST AMENDMENT TO

COTT CREDIT AGREEMENT,

U.S. SECURITY AGREEMENT AND

CANADIAN SECURITY AGREEMENT

Section 1.16 Amendment to Section 4.15 of the Canadian Security Agreement. The second sentence of Section 4.15 of the Canadian Security Agreement is hereby amended by adding the following at the end thereof:

“except that such Grantor may change its fiscal year to end on the Saturday that is closest to the last day of the calendar year.”

ARTICLE II

EFFECTIVE DATE

This Amendment shall become effective as of the date (the “Effective Date”) on which each of the following conditions is satisfied: (i) the Administrative Agent receives counterparts of this Amendment executed by each Borrower, the Administrative Agent and the Required Lenders, and acknowledged by each Loan Party, (ii) the Administrative Agent receives a certificate signed by a duly authorized officer of the Borrowers on behalf of the Borrowers to the effect that, after giving effect to this Amendment: (A) the representations and warranties contained in each of the Loan Documents are true and correct in all material respects on and as of the date of such certificate as though made on and as of each such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date); and (B) no Default or Event of Default has occurred and is continuing, (iii) the payment in full by the Borrowers of the First Installment (as defined below) and all expenses required to be paid or reimbursed by the Borrowers pursuant to the Credit Agreement or Section 4.8 hereof in connection with this Amendment, (iv) within 180 days of the date (the “Consent Date”) on which the Administrative Agent receives counterparts of this Amendment executed by each Borrower, the Administrative Agent and the Required Lenders, and acknowledged by each Loan Party, the Company delivers evidence satisfactory to the Administrative Agent (which may be a certificate of an authorized officer of the Company on behalf of the Company) of issuance by the Company of Equity Interests, from which the Company has received aggregate gross proceeds of not less than $50,000,000 and (v) the payment in full by the Borrowers of the Second Installment (as defined below). Notwithstanding the forgoing, the amendment and restatement of the defined term “Alternate Base Rate” in Section 1.1(a), the addition of the defined term “Defaulting Lender” in Section 1.1(f), the amendments contained in each of Section 1.4, Section 1.5, Section 1.6, Section 1.7 and Section 1.14 shall become effective when the conditions listed in clauses (i) through (iii) above have been satisfied.

ARTICLE III

FEES

The Borrowers agree to pay to the Administrative Agent, for the account of each Lender that consents to this Amendment on or prior to noon, Eastern Standard Time, on July 22, 2009 (the “Consent Deadline”), an amendment fee. The

FIRST AMENDMENT TO

COTT CREDIT AGREEMENT,

U.S. SECURITY AGREEMENT AND

CANADIAN SECURITY AGREEMENT

amendment fee shall be payable in two installments, with (i) a fee in an amount equal to 15 basis points of such consenting Lender’s Commitment (prior to giving effect to the reduction of such Commitment pursuant to this Amendment) payable to the Administrative Agent in immediately available funds on or prior to 11:00 a.m., Chicago time, on the Consent Date (the “First Installment”), and (ii) a fee in an amount equal to 10 basis points of such consenting Lender’s Commitment (after giving effect to the reduction of such Commitment pursuant to this Amendment) payable to the Administrative Agent in immediately available funds on or prior to 11:00 a.m., Chicago time on the Effective Date (the “Second Installment”). The Borrowers further agree to pay to J.P. Morgan Securities Inc. such other fees in the amounts and at the times separately agreed upon.

ARTICLE IV

MISCELLANEOUS

Section 4.1 Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or any Lender under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof. This Amendment shall constitute an amendment only and shall not constitute a novation with regard to the Credit Agreement or any other Loan Document.

Section 4.2 No Representations by Lenders or Administrative Agent. The Borrowers hereby acknowledge that they have not relied on any representation, written or oral, express or implied, by any Lender or the Administrative Agent, other than those expressly contained herein, in entering into this Amendment.

Section 4.3 Representations of the Borrowers. Each Borrower represents and warrants to the Administrative Agent and the Lenders that (a) the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which event such representations and warranties were true and correct in all material respects as of such date, (b) no Default or Event of Default has occurred and is continuing, and (c) this Amendment constitutes, and any of the

FIRST AMENDMENT TO

COTT CREDIT AGREEMENT,

U.S. SECURITY AGREEMENT AND

CANADIAN SECURITY AGREEMENT

documents required herein will constitute upon execution and delivery, legal, valid, and binding obligations of each Borrower and each of the Loan Parties party hereto or thereto, each enforceable in accordance with its terms.

Section 4.4 Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Lenders and the Administrative Agent.

Section 4.5 Headings; Entire Agreement. The headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Amendment. This Amendment contains the entire understanding of the parties hereto with regard to the subject matter contained herein and supersedes all previous communications and negotiations with regard to the subject matter hereof. No representation, undertaking, promise, or condition concerning the subject matter hereof shall be binding upon the Administrative Agent or any other Secured Party unless clearly expressed in this Agreement or in the other documents referred to herein. No agreement which is reached herein shall give rise to any claim or cause of action except for breach of the express provisions of a legally binding written agreement.

Section 4.6 Severability. The provisions of this Amendment are intended to be severable. If for any reason any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

Section 4.7 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 4.8 Costs and Expenses. Subject to the terms set forth in Section 9.03 of the Credit Agreement, the Borrowers agree, jointly and severally, to reimburse the Administrative Agent, each Collateral Agent, and their respective Affiliates for reasonable, documented out of pocket expenses incurred in connection with this Amendment, including the reasonable documented fees and other reasonable charges and disbursements of one counsel each for the Administrative Agent and each Collateral Agent (and such other local and foreign counsel as shall be reasonably required).

FIRST AMENDMENT TO

COTT CREDIT AGREEMENT,

U.S. SECURITY AGREEMENT AND

CANADIAN SECURITY AGREEMENT

Section 4.9 Governing Law. The whole of this Amendment and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, but giving effect to federal laws applicable to national banks.

Section 4.10 Acknowledgment of Perfection of Security Interest; Reaffirmation of Loan Guaranty. Each Loan Party hereby acknowledges that, as of the date hereof, the security interests and liens granted to Administrative Agent, the Collateral Agents and the Lenders under the Credit Agreement and the other Loan Documents are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Credit Agreement and the other Loan Documents. Each Loan Guarantor consents to the execution and delivery by the Borrowers of this Amendment and the consummation of the transactions described herein, and ratifies and confirms the terms of the Loan Guaranty to which such Loan Guarantor is a party with respect to the indebtedness now or hereafter outstanding under the Credit Agreement as amended hereby and all promissory notes issued thereunder. Each Loan Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of Borrowers to the Lenders or any other obligation of Borrowers, or any actions now or hereafter taken by the Lenders with respect to any obligation of Borrowers, the Loan Guaranty to which such Loan Guarantor is a party (i) is and shall continue to be a primary obligation of such Loan Guarantor, (ii) is and shall continue to be an absolute, unconditional, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of any Loan Guarantor under the Loan Guaranty to which such Loan Guarantor is a party.

[Remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:

COTT CORPORATION CORPORATION COTT

By	/s/ Jerry Fowden
Name:	Jerry Fowden
Title:	Chief Executive Officer

COTT BEVERAGES INC.

By	/s/ Jerry Fowden
Name:	Jerry Fowden
Title:	Chief Executive Officer

COTT BEVERAGES LIMITED

By	/s/ Catherine Brennan
Name:	Catherine Brennan
Title:	Director

OTHER LOAN PARTIES:

156775 CANADA INC.

By	/s/ Catherine Brennan
Name:	Catherine Brennan
Title:	Vice President and Treasurer

967979 ONTARIO LIMITED

By	/s/ Catherine Brennan
Name:	Catherine Brennan
Title:	Vice President and Treasurer

804340 ONTARIO LIMITED

By	/s/ Catherine Brennan
Name:	Catherine Brennan
Title:	Vice President and Treasurer

2011438 ONTARIO LIMITED

By	/s/ Catherine Brennan
Name:	Catherine Brennan
Title:	Vice President and Treasurer

COTT RETAIL BRANDS LIMITED

By	/s/ Catherine Brennan
Name:	Catherine Brennan
Title:	Director

COTT LIMITED

By	/s/ Catherine Brennan
Name:	Catherine Brennan
Title:	Director

COTT EUROPE TRADING LIMITED

By	/s/ Catherine Brennan
Name:	Catherine Brennan
Title:	Director

COTT PRIVATE LABEL LIMITED

By	/s/ Catherine Brennan
Name:	Catherine Brennan
Title:	Director

COTT NELSON (HOLDINGS) LIMITED

By	/s/ Catherine Brennan
Name:	Catherine Brennan
Title:	Director

COTT (NELSON) LIMITED

By	/s/ Catherine Brennan
Name:	Catherine Brennan
Title:	Director

COTT USA FINANCE LLC

By	/s/ Ceaser Gonzalez
Name:	Ceaser Gonzalez
Title:	President

COTT HOLDINGS INC.

By	/s/ Jerry Fowden
Name:	Jerry Fowden
Title:	Chief Executive Officer

INTERIM BCB, LLC

By	/s/ Jerry Fowden
Name:	Jerry Fowden
Title:	Chief Executive Officer

COTT VENDING INC.

By	/s/ Jerry Fowden
Name:	Jerry Fowden
Title:	Chief Executive Officer

COTT INVESTMENT, L.L.C.

By	/s/ Catherine Brennan
Name:	Catherine Brennan
Title:	Manager

COTT USA CORP.

By	/s/ Catherine Brennan
Name:	Catherine Brennan
Title:	Vice President and Treasurer

CB NEVADA CAPITAL INC.

By	/s/ Ceaser Gonzalez
Name:	Ceaser Gonzalez
Title:	President

COTT EMBOTELLADORES DE MEXICO, S.A. DE C.V.

By	/s/ Catherine Brennan
Name:	Catherine Brennan
Title:	Attorney-in fact

SERVICIOS GERENCIALES DE MEXICO, S.A. DE C.V.

By	/s/ Catherine Brennan
Name:	Catherine Brennan
Title:	Attorney-in fact

MEXICO BOTTLING SERVICES, S.A. DE C.V.

By	/s/ Catherine Brennan
Name:	Catherine Brennan
Title:	Attorney-in fact

COTT MAQUINARIA Y EQUIPO, S.A. DE C.V.

By	/s/ Catherine Brennan
Name:	Catherine Brennan
Title:	Attorney-in fact

AD PERSONALES, S.A. DE C.V.

By	/s/ Catherine Brennan
Name:	Catherine Brennan
Title:	Attorney-in fact

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By	/s/ David J. Waugh
Name:	David J. Waugh
Title:	Vice President

JPMORGAN CHASE BANK, N.A., individually, as Issuing Bank and a Swingline Lender

By	/s/ David J. Waugh
Name:	David J. Waugh
Title:	Vice President

JPMORGAN CHASE BANK, N.A., individually, as Administrative Collateral Agent

By	/s/ David J. Waugh
Name:	David J. Waugh
Title:	Vice President

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Swingline Lender and as Issuing Bank

By	/s/ Dan Howat
Name:	Dan Howat
Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as a Swingline Lender and as Issuing Bank

By	/s/ Tim Jacob
Name:	Tim Jacob
Title:	Senior Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Collateral Agent and Lender

By	/s/ Philip F. Carfora
Name:	Philip F. Carfora
Title:	Duly Authorized Signatory

BANK OF AMERICA, N.A., as Lender and as Documentation Agent

By	/s/ Jason Hoefler
Name:	Jason Hoefler
Title:	Vice President

NATIONAL CITY BUSINESS CREDIT, INC., as a Lender

By	/s/ Todd W. Milenius
Name:	Todd W. Milenius
Title:	Vice President

WACHOVIA CAPITAL FINANCE CORPORATION (Canada), as a Lender

By	/s/ Raymond Eghobamien
Name:	Raymond Eghobamien
Title:	Vice President

FIFTH THIRD BANK, as a Lender

By	/s/ James Conklin
Name:	James Conklin
Title:	Assistant Vice President

UPS CAPITAL CORPORATION, as a Lender

By	/s/ John P. Holloway
Name:	John P. Holloway
Title:	Director of Portfolio Management

NATIONAL CITY BANK, CANADA BRANCH, as a Lender

By	/s/ Michael Danby
Name:	Michael Danby
Title:	Assistant Vice President

By	/s/ Bill Hines
Name:	Bill Hines
Title:	Senior Vice President
& Principal Officer

WELLS FARGO FOOTHILL LLC, as a Lender

By	/s/ David Hill
Name:	David Hill
Title:	Vice President

WELLS FARGO FOOTHILL CANADA ULC, as a Lender

By	/s/ Sanat Amladi
Name:	Sanat Amladi
Title:	Vice President

WACHOVIA CAPITAL FINANCE CORPORATION (New England), as a Lender

By	/s/ Carmela Massari
Name:	Carmela Massari
Title:	First Vice President

Schedule I to First Amendment

to Credit Agreement

COMMITMENT SCHEDULE

Lender	Commitment
JPMorgan Chase Bank, N.A.	$40,500,000
General Electric Capital Corporation	$40,500,000
Bank of America, N.A.	$40,500,000
National City Business Credit, Inc.	$27,000,000
Wells Fargo Foothill, LLC and Wells Fargo Foothill Canada ULC, jointly and severally	$27,000,000
Wachovia Capital Finance Corporation (Canada)	$22,500,000
Fifth Third Bank	$18,000,000
UPS Capital Corporation	$9,000,000

Total	$225,000,000